EXHIBIT 24.2


                            CONSENT OF McLAUGHLIN & STERN, LLP



  We hereby consent to the reference to our firm name under the heading "Legal Matters" included herein in the Registration Statement (Form SB-2) of Genysis Reservation Systems, Inc.

                                           McLaughlin & Stern, LLP

New York, New York
October 29, 1996
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